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                                                                    Exhibit 10.2


                               HEADHUNTERS, L.L.C.

                        EMPLOYEE COMMON UNIT OPTION PLAN

                          DATED AS OF JANUARY 14, 1998


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                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

1.   PURPOSE.............................................................................................1

2.   DEFINITIONS.........................................................................................1

3.   ADMINISTRATION......................................................................................3

         3.1  Board of Managers..........................................................................3
         3.2  Action by Board of Managers................................................................3
         3.3  No Liability...............................................................................3

4.   UNITS...............................................................................................3

5.   ELIGIBILITY.........................................................................................4

         5.1  Designated Recipients......................................................................4
         5.2  Successive Grants..........................................................................4

6.   EFFECTIVE DATE AND TERM OF THE PLAN.................................................................4

         6.1  Effective Date.............................................................................4
         6.2  Term.......................................................................................4

7.   GRANT OF UNIT OPTIONS...............................................................................4

8.   UNIT OPTION AGREEMENTS..............................................................................4

9.   UNIT OPTION PRICE...................................................................................5

10.  Term AND EXERCISE...................................................................................5

         10.1     Unit Option Period and Limitations on Exercise.........................................5
         10.2     Limitations on Exercise of Unit Option.................................................5
         10.3     Method of Exercise and Payment.........................................................5
         10.4     Effective Date of Exercise.............................................................6

11.  REPURCHASE..........................................................................................6

12.  CANCELLATION OF UNITS...............................................................................6

         12.1     Termination of Employment..............................................................6
         12.2     Rights in the Event of Death...........................................................7
         12.3     Rights In the Event of Disability......................................................7


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
13.  NONTRANSFERABILITY..................................................................................8

         13.1     General Prohibition on Transfers.......................................................8
         13.2     Family Transfers.......................................................................8

14.  REQUIREMENTS OF LAW.................................................................................8

15.  AMENDMENT AND TERMINATION OF THE PLAN...............................................................9

16.  EFFECT OF CHANGE IN CONTROL AND CHANGES IN
     CAPITALIZATION......................................................................................9

         16.1     Changes in Ownership Interests.........................................................9
         16.2     Reorganization in Which the Company Is the Surviving Entity............................9
         16.3     Reorganization in Which the Company Is Not the Surviving Entity
                  or Sale of Assets or Units............................................................10
         16.4     Adjustments...........................................................................10
         16.5     No Limitations on Company.............................................................10

17.  DISCLAIMER OF RIGHTS...............................................................................11

18.  NONEXCLUSIVITY OF THE PLAN.........................................................................11

19.  CAPTIONS...........................................................................................11

20.  WITHHOLDING TAXES..................................................................................11

21.  OTHER PROVISIONS...................................................................................12

22.  NUMBER AND GENDER..................................................................................12

23.  SEVERABILITY.......................................................................................12

24.  GOVERNING LAW......................................................................................12


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                               HEADHUNTERS, L.L.C.

                       EMPLOYMENT COMMON UNIT OPTION PLAN

            HeadHunters, L.L.C. sets forth the terms of an Employee Common Unit Option Plan (the "PLAN") as follows:

1.PURPOSE

            This Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to SECTION 5 hereof) an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries and will encourage such eligible individuals to continue to service the Company. To this end, this Plan provides for the grant of options to purchase Common Units of HeadHunters, L.L.C., all as set out herein.

2.DEFINITIONS

            For purposes of interpreting this Plan and related documents (including Unit Option Agreements), the definitions in this SECTION 2 shall apply. Sections refer to sections of this Plan.

     1933 Act: The Securities Act of 1933, as now in effect or as hereafter amended.

     Affiliate: Any company or other trade or business that is controlled by or under common control with the Company (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Company within the meaning of Rule 405 of Regulation C under the 1933 Act.

     Board of Managers: The Board of Managers of the Company.

     Cause: Unless otherwise defined in a Unit Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties;
(ii) conviction of a criminal offense (other than minor traffic offenses); or
(iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between a Holder and the Company or any of its Affiliates..

     Code: Internal Revenue Code of 1986, as now in effect or as hereafter amended, and, unless the context otherwise requires, applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future revenue laws.

     Company: HeadHunters, L.L.C. and any successor entity.


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     Effective Date: The date of adoption of this Plan by the Board of Managers.

     Exchange Act: The Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     Expiration Date: The tenth anniversary of the Grant Date.

     Fair Market Value: The value of a Unit determined in accordance with industry-standard valuation procedures for such economic interests, taking into account, among other relevant criteria, capitalized earnings of the Company, the value of comparable companies and any discount applicable to such Units due to the illiquidity of an ownership interest in the Company.

     Grant Date: The later of (i) the date as of which the Board of Managers approves the grant and (ii) the date as of which the Holder and the Company enter into the relationship resulting in the Holder being eligible for grants.

     Holder: A person who holds Unit Options under this Plan.

     Immediate Family Members: The spouse, children and grandchildren of the Holder.

     Percentage Interest: An ownership interest in the Company expressed as a percentage of all ownership interests then outstanding.

     Plan: The HeadHunters, L.L.C. Employee Common Unit Option Plan as provided for herein.

     Unit: A "Common Unit" as that term is defined in the Limited Liability Company Agreement of HeadHunters, L.L.C.

     Unit Option: A right to purchase one or more Units pursuant to this Plan.

     Unit Option Agreement: The written agreement evidencing the grant of a Unit Option hereunder.

     Unit Option Period: The period during which Unit Options may be exercised as defined in SECTION Error! Reference source not found .

     Unit Option Price: The purchase price for each Unit subject to a Unit
Option.


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3.ADMINISTRATION

     3.1.BOARD OF MANAGERS

            This Plan shall be administered by the Board of Managers or by a committee designated by the Board of Managers for such purpose. If a committee is so designated, all references in this Plan to the Board of Managers and its members shall be deemed to include references to such committee and its members.

     3.2.ACTION BY BOARD OF MANAGERS

            The Board of Managers shall have such powers and authorities related to the administration of this Plan as are consistent with the Limited Liability Company Agreement of HeadHunters, L.L.C., as it may be amended from time to time, and applicable law. The Board of Managers shall have the full power and authority to take all actions and to make all determinations required or provided for under this Plan, any Unit Option granted hereunder, or any Unit Option Agreement entered into hereunder, and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of this Plan that the Board of Managers deems to be necessary or appropriate to the administration of this Plan, any Unit Option granted hereunder, or any Unit Option Agreement entered into hereunder. All such actions and determinations shall be in accordance with the Limited Liability Company Agreement of HeadHunters, L.L.C. and with applicable law. The interpretation and construction by the Board of Managers of any provision of this Plan, any Unit Option granted hereunder, or any Unit Option Agreement entered into hereunder shall be final and conclusive.

     3.3.NO LIABILITY

            No member of the Board of Managers shall be liable for any action or determination made in good faith with respect to this Plan or any Unit Option granted or Unit Option Agreement entered into hereunder.

4.UNITS

            The number of Units with respect to which Unit Options may be granted under this Plan shall not exceed 500,000 Units. If any Unit Options expire, terminate, or are terminated or canceled for any reason prior to exercise or vesting in full, the Units that were subject to the unexercised, forfeited, or terminated Unit Options shall be available for future grants of Unit Options under this Plan, such awards, if any, to be at the sole discretion of the Board of Managers.


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5.ELIGIBILITY

     5.1.DESIGNATED RECIPIENTS

            Unit Options may be granted under this Plan to (i) any employee who is employed by the Company on a full-time basis as the Board of Managers shall determine and designate from time to time or (ii) any other individual whose participation in this Plan is determined by the Board of Managers to be in the best interests of the Company and is so designated by the Board of Managers.

     5.2.SUCCESSIVE GRANTS

            An individual may hold more than one Unit Option, subject to such restrictions as are provided herein.

6.EFFECTIVE DATE AND TERM OF THE PLAN

     6.1.EFFECTIVE DATE

            This Plan shall be effective as of the date of adoption by the Board of Managers.

     6.2.TERM

            This Plan shall terminate on the tenth anniversary of the Effective Date.

7.GRANT OF UNIT OPTIONS

            Subject to the terms and conditions of this Plan, the Board of Managers shall make grants of Unit Options to such eligible individuals as the Board of Managers may determine, on such terms and conditions as the Board of Managers may determine. Such authority specifically includes the authority, in order to effectuate the purposes of this Plan but without amending this Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

8.UNIT OPTION AGREEMENTS.

            All Unit Options granted pursuant to this Plan shall be evidenced by Unit Option Agreements, to be executed by the Company and by the Holder, in such form or forms as the Board of Managers shall from time to time determine. Unit Option Agreements covering Unit Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Unit Option Agreements shall comply with all terms of this Plan.


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9.UNIT OPTION PRICE.

            The Unit Option Price shall be fixed by the Board of Managers and stated in each Unit Option Agreement. The Unit Option Price for a Unit shall not be less than the Fair Market Value of the Units on the Grant Date of the Unit Option. Fair Market Value shall be determined by the Board of Managers in good faith.

10.TERM AND EXERCISE.

            Each Unit Option granted under this Plan shall terminate and all rights to purchase Units thereunder shall cease upon the expiration of ten years after the Grant Date of such Unit Option, or on such date prior thereto as may be fixed by the Board of Managers and stated in the Option Agreement relating to such Unit Option.

     10.1.UNIT OPTION PERIOD AND LIMITATIONS ON EXERCISE

            Each Unit Option granted under this Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Unit Option, as the Board of Managers shall determine and set forth in the Unit Option Agreement relating to such Unit Option. Without limiting the foregoing, the Board of Managers, subject to the terms and conditions of this Plan, may in its sole discretion provide that a Unit Option may not be exercised in whole or in part for a stated period or periods of time during which such Unit Option is outstanding. Any limitation on the exercise of a Unit Option may be rescinded, modified or waived by the Board of Managers, in its sole discretion, at any time and from time to time after the Grant Date of such Unit Option, so as to accelerate the time at which the Unit Option may be exercised.

     10.2.LIMITATIONS ON EXERCISE OF UNIT OPTION

            Notwithstanding the foregoing Sections, in no event may the Unit Option be exercised: (i) in whole or in part, after ten years following the Grant Date of the Unit Option, or (ii) following termination of employment.

     10.3.METHOD OF EXERCISE AND PAYMENT

            Unit Options that are or become exercisable hereunder may be exercised by the Holder's delivery to the Company of written notice of the exercise and the number of Units for which the Unit Option are being exercised. Such delivery shall occur on any business day, at the Company's principal office, addressed to the attention of the Board of Managers. An attempt to exercise any Unit Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of Unit Options, the individual exercising the Unit Options shall pay to the Company in cash an amount equal to the Unit Option Price of the Units as to which Unit Options are being exercised.


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     10.4.EFFECTIVE DATE OF EXERCISE.

            Unless otherwise stated in the applicable Unit Option Agreement, (i) any exercise of a Unit Option shall be effective as of the first day of the Company's next fiscal quarter (for financial reporting purposes) beginning after the date of delivery to the Company of the exercise notice and the Unit Option Price, and (ii) an individual holding or exercising Unit Options shall have none of the rights of an owner of a Common Unit (e.g., the right to receive cash distributions attributable to the subject Common Units) until the effective date of such exercise hereunder.

11.REPURCHASE

     At any time subsequent to the termination of the Optionee's employment by the Company (without regard to whether such termination is voluntary or involuntary, or for cause or otherwise), the Company may repurchase, and the Optionee (and any transferee of Option Units) shall be obligated to sell, all Option Units acquired through exercise of the Option for a price equal to the Fair Market Value of such Option Units. Fair Market Value for this purpose shall be the Fair Market Value of Option Units determined by the Board of Managers for purposes of granting Option Units as of the most recent date preceding the date on which notice is given of the Company's exercise of this repurchase right. Upon payment of the applicable amount to the Optionee (or transferee of the Option Units), all rights of the Optionee (or transferee of the Option Units) with respect to the Option Units shall terminate, and if as a result of such repurchase the Optionee (or transferee) no longer holds any Units of the Company, the Optionee (or transferee) shall cease to be a member of the Company. To exercise its right to repurchase Option Units hereunder, the Company shall give written notice to the Optionee of (i) its election to repurchase the Option Units, (ii) the Fair Market Value of the Option Units to be repurchased, and
(iii) the closing date for the repurchase, which shall be not later than 60 days after the date of the notice required hereunder. In the case of any repurchase by the Company of Option Units under this SECTION 11 at the option of the Company, the Company may pay the purchase price to the Optionee (or transferee of the Option Units) in four or fewer equal annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. the Company shall pay at least one-fourth of the total purchase price each year, plus interest on the unpaid balance, with the first installment being made on the closing date of the purchase.

12.CANCELLATION OF UNITS

     12.1.TERMINATION OF EMPLOYMENT

            Upon the termination of the employment of a Holder with the Company or an Affiliate, other than by reason the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Unit Option granted to the Holder pursuant


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

to this Plan shall terminate, and such Holder shall have no further right to purchase Units pursuant to such Unit Option; provided, that the Board of Managers may provide, by inclusion of appropriate language in any Unit Option Agreement, that a Holder may (subject to the general limitations on exercise set forth in SECTION 10.1), in the event of termination of employment of the Holder with the Company or an Affiliate, exercise a Unit Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Unit Option pursuant to SECTION 10.1, either subject to or without regard to any installment limitation on exercise imposed pursuant to
SECTION 10.1, as the Board of Managers, in its sole and absolute discretion, shall determine and set forth in the Unit Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of this Plan, shall be determined by the Board of Managers, which determination shall be final and conclusive. For purposes of this Plan, a termination of employment with the Company or an Affiliate shall not be deemed to occur if the Holder is immediately thereafter employed with the Company or any other Affiliate.

     12.2.RIGHTS IN THE EVENT OF DEATH

            If a Holder dies while employed by the Company or an Affiliate, the executors or administrators or legatees or distributees of such Holder's estate shall have the right (subject to the general limitations on exercise set forth in SECTION 10.2), at any time within one year after the date of such Holder's death and prior to termination of the Option pursuant to SECTION 10, to exercise any Unit Option held by such Holder at the date of such Holder's death, whether or not such Unit Option was exercisable immediately prior to such Holder's death; provided however, that the Board of Managers may provide by inclusion of appropriate language in any Unit Option Agreement that, in the event of the death of a Holder, the executors of administrators or legatees or distributees of such Holder's estate may exercise a Unit Option (subject to the general limitations on exercise set forth in SECTION 10.1), in whole or in part, at any time subsequent to such Holder's death and prior to termination of the Unit Option pursuant to SECTION 10, either subject to or without regard to any installment limitation on exercise imposed pursuant to SECTION 10.1, as the Board of Managers, in its sole and absolute discretion, shall determine and set forth in the Unit Option Agreement.

     12.3.RIGHTS IN THE EVENT OF DISABILITY.

            If a Holder terminates employment with the Company or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Holder, then such Holder shall have the right (subject to the general limitations on exercise set forth in SECTION 10.1), at any time within one year after such termination of employment and prior to termination of the Unit Option held by such Holder at the date of such termination of employment, whether or not such Unit Option was exercisable immediately prior to such termination of employment; provided; however, that the Board of Managers may provide, by inclusion of appropriate language in any Unit Option Agreement, that a Holder may (subject to the general limitations on


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

exercise set forth in SECTION 10.1), in the event of the termination of employment of the Holder with the Company or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Holder, exercise a Unit Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Unit Option pursuant to SECTION 10, either subject to or without regard to any installment limitation on exercise imposed pursuant to SECTION 10.1, as the Board of Managers, in its sole and absolute discretion, shall determine and set forth in the Unit Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board of Managers, which determination shall be final and conclusive.

13.NONTRANSFERABILITY

     13.1.GENERAL PROHIBITION ON TRANSFERS

            Except as provided in SECTION 13.2, during the lifetime of a Holder, only such Holder (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Holder) may exercise Unit Options.

     13.2.FAMILY TRANSFERS

            Subject to the terms of the applicable Unit Option Agreement, a Holder may transfer all or part of a Unit Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership or limited liability company in which Immediate Family Members and trusts described in the foregoing clause (ii) are the only members or partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Unit Options are prohibited except those in accordance with this SECTION 13.2 or by will or the laws of descent and distribution. Following transfer, any such Unit Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this SECTION 13.2 hereof the term "Holder" shall be deemed to refer the transferee. The provisions of SECTION 11 shall continue to be applied to the transferred Unit Option with reference to the original Holder, and the transferred Unit Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTION 11.

14.REQUIREMENTS OF LAW

            The Company shall not be required to sell or issue any securities under any Unit Option Agreement if the sale or issuance of such securities would constitute a violation by the Holder, the individual exercising Unit Options, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any securities upon any securities exchange or under any governmental regulatory body is


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

necessary or desirable as a condition of, or in connection with, the issuance or purchase of securities hereunder, Unit Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of Unit Options. Any determination in this connection by the Board of Managers shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of Unit Options or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority.

15.AMENDMENT AND TERMINATION OF THE PLAN

            The Board of Managers may, at any time and from time to time, amend, suspend, or terminate this Plan as to any Units as to which Unit Options have not been granted. The Company may retain the right in a Unit Option Agreement to cause a forfeiture of the rights of a Holder on account of the Holder taking actions in "competition with the Company," as defined in the applicable Unit Option Agreement. Except as permitted under this SECTION 16, no amendment, suspension, or termination of this Plan shall, without the consent of the Holder, alter or impair rights or obligations under any Unit Options theretofore granted under this Plan.

16.EFFECT OF CHANGE IN CONTROL AND CHANGES IN CAPITALIZATION

     16.1.CHANGES IN OWNERSHIP INTERESTS

            If the outstanding Units in the Company are increased or decreased or the Units are changed into or exchanged for a different number or kind of interests or other securities of the Company on account of any recapitalization, reclassification, split-up, reverse split, combination of interests, exchange of interests, dividend or other distribution payable in Units, or other increase or decrease in such Units effected without receipt of consideration by the Company, occurring after the Effective Date of this Plan, the number and kinds of Units as to which Unit Options may be granted under this Plan shall be adjusted proportionately and accordingly by the Board of Managers. In addition, the number and kind of Units as to which Unit Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Holder immediately following such event shall, to the extent practicable, be equivalent as immediately before such event. Any such adjustment in outstanding Unit Options shall not change the aggregate Unit Option Price with respect to Units that are subject to the unexercised portion of Unit Options outstanding but shall include a corresponding proportionate adjustment in the Unit Option Price per Unit.


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     16.2.REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY

            Subject to SECTION 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Unit Option theretofore granted pursuant to this Plan shall pertain to and apply to the securities to which a holder of the number of Units subject to such Unit Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Unit Option Price per Unit so that the aggregate Unit Option Price thereafter shall be the same as the aggregate Unit Option Price of the Units remaining subject to the Unit Option immediately prior to such reorganization, merger, or consolidation.

     16.3.REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY OR SALE OF ASSETS OR UNITS

            Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board of Managers that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of the Company, this Plan and all Unit Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of this Plan or the assumption of such Unit Options theretofore granted, or for the substitution for such Unit Options of new options covering the stock, limited liability company interests or units, or partnership interests or units of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event this Plan and Unit Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of this Plan, each individual holding a Unit Option shall have the right (subject to the general limitations on exercise set forth in SECTION 10.1), immediately before the occurrence of such termination and during such period occurring before such termination as the Board of Managers in its sole discretion shall determine and designate, to exercise such Unit Option in whole or in part, whether or not such Unit Option was otherwise exercisable at the time such termination occurs. The Board of Managers shall send written notice of an event that will result in such a termination to all individuals who hold Unit Options not later than the time at which the Company gives notice thereof to its members.

     16.4.ADJUSTMENTS

            Adjustments under this SECTION 16 related to Units or securities of the Company shall be made by the Board of Managers, whose determination in that respect shall be final, binding, and conclusive.


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

     16.5.NO LIMITATIONS ON COMPANY

            The grant of Unit Options pursuant to this Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.DISCLAIMER OF RIGHTS

            No provision in this Plan or in any Unit Options granted or Unit Option Agreement entered into pursuant to this Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment between any individual and the Company or an affiliate. In addition, notwithstanding anything contained in this Plan to the contrary, unless otherwise stated in the applicable Unit Option Agreement, no Unit Options granted under this Plan shall be affected by any change of duties or position of the Holder (including a transfer to or from the Company or an affiliate), so long as such Holder continues to be an employee of the Company or an affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. This Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of this Plan.

18.NONEXCLUSIVITY OF THE PLAN

            The adoption of this Plan shall not be construed as creating any limitations upon the right and authority of the Board of Managers to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board of Managers in its discretion determines desirable, including, without limitation, the granting of options otherwise than under this Plan.

19.CAPTIONS

            The use of captions in this Plan or any Unit Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of this Plan or such Unit Option Agreement.


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20.WITHHOLDING TAXES

            The Company shall have the right to deduct from payments of any kind otherwise due to a Holder any federal, state, or local taxes of any kind required by law to be withheld with respect to any payments, distributions and property transferred under this Plan, and upon demand the Holder will promptly pay to the Company any additional amounts that the Company may reasonably determine to be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

21.OTHER PROVISIONS

            Each Unit Option Agreement under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Board of Managers, in its sole discretion.

22.NUMBER AND GENDER

            With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

23.SEVERABILITY

            If any provision of this Plan or any Unit Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24.      GOVERNING LAW.

            The validity and construction of this Plan and the instruments evidencing the Unit Options granted hereunder shall be governed by the laws of the State of Delaware.

                                      * * *

            This Plan was duly adopted and approved by the Board of Managers of the Company on January 14, 1998.


                             Warren Bare, President

                           FORM OF HEADHUNTERS, L.L.C.
                        EMPLOYEE COMMON UNIT OPTION PLAN
                                OPTION AGREEMENT

                        EMPLOYEE COMMON UNIT OPTION PLAN
                                OPTION AGREEMENT


                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
1.   Grant of Option.....................................................................................1

2.   Terms of Plan.......................................................................................1

3.   Option Price........................................................................................2

4.   Vesting in Options..................................................................................2

5.   Term and Exercise of Option.........................................................................2
       e.(a)      Term...................................................................................2
       e.(b)      Exercise...............................................................................2
       e.(c)      Limitations on Exercise of Option......................................................2
       e.(d)      Method of Exercise.....................................................................3
       e.(e)      Effective Date of Exercise.............................................................3

6.   Repurchase..........................................................................................3

7.   Transferability.....................................................................................4
       g.(a)      Nontransferability of Options..........................................................4
       g.(b)      Nontransferability of Common Units.....................................................4

8.   Requirements of Law.................................................................................4

9.   Effect Of Change In Control And Changes In Capitalization...........................................5
       i.(a)      Changes in Ownership Interests.........................................................5
       i.(b)      Reorganization in Which HeadHunters Is the Surviving Entity............................5
       i.(c)      Reorganization in Which HeadHunters Is Not the Surviving Entity
                  or Sale of Assets or Units.............................................................6
       i.(d)      Adjustments............................................................................6
       i.(e)      No Limitations on HeadHunters..........................................................6

10.  Disclaimer of Rights................................................................................6

11.  Forfeiture of Rights................................................................................7

12.  Captions............................................................................................7

13.  Withholding of Taxes................................................................................7

14.  Severability........................................................................................7

15.  Interpretation of this Option Agreement.............................................................7

16.  Governing Law.......................................................................................8

17.  Binding Effect......................................................................................8

18.  Notice..............................................................................................8

19.  Entire Agreement....................................................................................8

                           FORM OF HEADHUNTERS, L.L.C.
                        EMPLOYEE COMMON UNIT OPTION PLAN
                                OPTION AGREEMENT

       This Common Unit Option Agreement is made as of ___________, 199___, by and between HeadHunters, L.L.C., a Delaware limited liability company ("HEADHUNTERS"), and ________________, an individual who is employed by HeadHunters (the "OPTIONEE").

       WHEREAS, the Board of Managers of HeadHunters has duty adopted and approved the HeadHunters, L.L.C. Employee Option Plan (the "PLAN"), which Plan authorizes the Board of Managers to grant to eligible individuals options for the purchase of Common Units of HeadHunters ("COMMON UNITS") pursuant to the Plan; and

       WHEREAS, HeadHunters has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a specified number of Common Units, in order to provide the Optionee with an incentive to advance the interests of HeadHunters, all according to the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.     GRANT OF OPTION.
       Subject to the terms and conditions of the Plan (attached hereto as Exhibit 1), the Board of managers hereby grants to the Optionee the right and option (the "OPTION") to purchase ___________ Common Units (the "OPTION UNITS"), on the terms and subject to the conditions set forth in the Plan and in this Option Agreement. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). The date of grant (the "GRANT DATE") of this Option is _____________, 199_____.

2.     TERMS OF PLAN.
       The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan. All terms and conditions of the Plan are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions (including, for example, provisions relating to exercise or termination of the Option following the Optionee's termination of employment, disability, death, or retirement or certain changes in the capitalization of HeadHunters) are not otherwise set forth in this Option Agreement. To the extent any capitalized words used in this Option Agreement are not defined, they shall have the definitions stated for them in the Plan. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

3.     OPTION PRICE.
       The purchase price (the "OPTION PRICE") for the Option Units subject to the Option granted by this Option Agreement is $ ____________ per Option Unit.

4.     VESTING IN OPTIONS.
       This Option becomes vested as to forty percent of the Option Units purchasable pursuant to the Option on the second anniversary of the date of grant (the second "ANNIVERSARY DATE"), if Optionee has been providing services to HeadHunters continuously from the date of grant to the Anniversary Date. Thereafter, so long as continuous service has not been interrupted, the Option becomes vested as to an additional twenty percent of the Option Units purchasable pursuant to the Option after each of the next three Anniversary Dates. Service for this purpose includes service as an employee, director, advisor or consultant providing bona fide services to HeadHunters or an Affiliate. For purposes of the Option Agreement, termination of service shall not be deemed to occur if the Optionee, after terminating service in one capacity, continues to provide service to HeadHunters or an Affiliate in another capacity. Termination of service is sometimes also referred to herein as termination of employment or other relationship with HeadHunters or an Affiliate.

5.     TERM AND EXERCISE OF OPTION.

E.(A)  TERM.
       The Option shall terminate and all rights to purchase the Option Units thereunder shall cease upon the expiration of ten (10) years after the Grant Date.

E.(B)  EXERCISE.
       Subject to the terms and conditions of this Option Agreement and the Plan (including restrictions on the transferability of the Option and provisions relating to exercise or termination of the Option following the Optionee's termination of employment, disability, death, or retirement or certain changes in the capitalization of HeadHunters), the Optionee may exercise the Option, in whole or in part, to the extent the Option is vested and has not terminated, any limitation on the exercise of an Option may be rescinded, modified or waived by the Board of Managers, in its sole discretion, at any time and from time to time after the Grant Date of the Option, so as to accelerate the time at which the Option may be exercised.

E.(C)  LIMITATIONS ON EXERCISE OF OPTION.
       Notwithstanding the foregoing Sections, in no event may the Option be exercised: (i) in whole or in part, after ten (10) years following the Grant Date, as set forth in Section 1 above, (ii) following termination of employment for Cause (as defined below), or (iii) after twelve (12) months following termination of employment other than for Cause. The Option may be exercised following termination of employment other than for Cause, to the extent vested at the time of such termination until the first to occur of the date that is twelve (12) months after the date of termination of employment or the date that is ten (10) years after the Grant Date.

E.(D)  METHOD OF EXERCISE.
       An Option that is exercisable hereunder may be exercised, in whole or in part, by the Optionee's delivery to HeadHunters of written notice of the exercise and the Option Units for which the Option is being exercised. Such delivery shall occur on any business day, at the principal office of HeadHunters, addressed to the attention of the Board of Managers. Such notice shall specify the number of Option Units with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price for the Option Units for which the Option is being exercised. Payment of the Option Price for the Option Units purchased pursuant to the exercise of the Option shall be made in cash or in cash equivalents. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in this Option Agreement, an individual holding or exercising the Option shall have none of the rights of a member in HeadHunters (e.g., the right to vote or receive cash distributions with respect to the Option Units) until the individual (i) pays the full Option Price, (ii) agrees in writing to be bound by the terms of the Limited Liability Company Agreement of HeadHunters, L.L.C., and (iii) consents to such amendments to the Limited Liability Company Agreement of HeadHunters, L.L.C. as may be requested by the Board of Managers at the time the Option is exercised, which amendments will be provided to the individual within a reasonable time after the Board of Managers receives the notice of Option exercise. No adjustment shall be made for distributions or other rights for which the record date is prior to the date of such issuance.

E.(E)  EFFECTIVE DATE OF EXERCISE.
       Any exercise shall be effective as of the first day of the Company's next fiscal quarter (for financial reporting purposes) beginning after the date of delivery to the Company of the exercise notice and the Unit Option Price. Unless otherwise stated in the applicable Unit Option Agreement, an individual holding or exercising Unit Options shall have none of the rights of an owner of a Common Unit (e.g., the right to receive cash distributions attributable to the subject Common Units) until the effective date of such exercise hereunder.

6.     REPURCHASE.
       At any time subsequent to the termination of the Optionee's employment by HeadHunters (without regard to whether such termination is voluntary or involuntary, or for cause or otherwise), HeadHunters may repurchase, and the Optionee (and any transferee of Option Units) shall be obligated to sell, all Option Units acquired through exercise of the Option for a price equal to the Fair Market Value of such Option Units. Fair Market Value for this purpose shall be the Fair Market Value of Option Units determined by the Board of Managers for purposes of granting Option Units as of the most recent date preceding the date on which notice is given of HeadHunter's exercise of this repurchase right. Upon payment of the applicable amount to the Optionee (or transferee of the Option Units), all rights of the Optionee (or transferee of the Option Units) with respect to the Option Units shall terminate, and if as a result of such repurchase the Optionee (or transferee) no longer holds any Units of HeadHunters, the Optionee (or transferee) shall cease to be a member of HeadHunters. To exercise its right to repurchase Option Units hereunder, HeadHunters shall give written notice to the Optionee of (i) its election to repurchase the Option Units, (ii) the Fair Market Value of the Option Units to be repurchased, and (iii) the closing date for the repurchase, which shall be not later than sixty (60) days after the date of the notice required hereunder. In the case of any repurchase by HeadHunters of Option Units under this SECTION 6, at the option of HeadHunters, HeadHunters may pay the purchase price to the Optionee (or transferee of the Option Units) in four or fewer equal annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. HeadHunters shall pay at least one-fourth of the total purchase price each year, plus interest on the unpaid balance, with the first installment being made on the closing date of the purchase.

7.     TRANSFERABILITY.

G.(A)  NONTRANSFERABILITY OF OPTIONS.
       During the lifetime of the Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. Notwithstanding the foregoing, the Optionee may transfer all or part of the Option to (i) the spouse, children, or grandchildren of the Optionee (an "IMMEDIATE FAMILY MEMBER"), (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership or limited liability company in which Immediate Family Members and trusts described in the foregoing clause (ii) are the only members or partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfer of the Option is prohibited except in accordance with this
Section 7 or by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and the provisions of the Plan shall continue to be applied to the transferred Option with reference to the original Optionee.

G.(B)  NONTRANSFERABILITY OF COMMON UNITS.
       The Optionee (or any other person who is entitled to exercise an Option pursuant to the terms of the Plan) shall not sell, pledge, assign, give, transfer or otherwise dispose of any Common Unit acquired pursuant to the Option, except as the HeadHunters Limited Liability Company Agreement otherwise provides.

8.     REQUIREMENTS OF LAW.
       HeadHunters shall not be required to sell or issue any securities under the Option if the sale or issuance of such securities would constitute a violation by the Optionee, the individual exercising the Option, or HeadHunters of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time HeadHunters shall determine, in its discretion, that the listing, registration or qualification of any securities subject to the Option upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance, or purchase of securities hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to HeadHunters, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of the Option, unless a registration statement under such act is in effect with respect to the securities covered by the Option, HeadHunters shall not be required to sell or issue such securities unless the Board of Managers has received evidence satisfactory to it that the holder of such Option may acquire such securities pursuant to an exemption from registration under such act. Any determination in this connection by the Board of Managers shall be final, binding, and conclusive. HeadHunters may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. HeadHunters shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of securities pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable until the securities covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

9.     EFFECT OF CHANGE IN CONTROL AND CHANGES IN CAPITALIZATION.

I.(A)  CHANGES IN OWNERSHIP INTERESTS.
       If the outstanding Units in HeadHunters are increased or decreased or the Units are changed into or exchanged for a different number or kind of interests or other securities of HeadHunters on account of any recapitalization, reclassification, split-up, reverse split, combination of interests, exchange of interests, dividend or other distribution payable in Units, or other increase or decrease in such Units effected without receipt of consideration by HeadHunters, the number and kinds of Units as to which the Option may be exercised shall be adjusted proportionately and accordingly by the Board of Managers so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be equivalent as immediately before such event. Any such adjustment in the Option shall not change the Option Price with respect to Units that are subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per Unit.

I.(B)  REORGANIZATION IN WHICH HEADHUNTERS IS THE SURVIVING ENTITY.
       Subject to SECTION 9.(C), if HeadHunters shall be the surviving entity in any reorganization, merger, or consolidation of HeadHunters with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of Units subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per Unit so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Units remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

I.(C) REORGANIZATION IN WHICH HEADHUNTERS IS NOT THE SURVIVING ENTITY OR SALE OF ASSETS OR UNITS.
       Upon the dissolution or liquidation of HeadHunters, or upon a merger, consolidation, or reorganization of HeadHunters with one or more other entities in which HeadHunters is not the surviving entity, or upon a sale of substantially all of the assets of HeadHunters to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which HeadHunters is the surviving entity) approved by the Board of Managers that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of HeadHunters, the Plan, this Option Agreement and the Option hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and this Option Agreement or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock, limited liability company interests or units, or partnership interests or units of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan, this Option Agreement, and the Option granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and this Agreement, the Board of Managers in its sole discretion may (but shall not be obligated to) grant to the Optionee the right (subject to the general limitations on exercise set forth in herein), during such period occurring before such termination as the Board of Managers in its sole discretion shall determine and designate, to exercise the Option in whole or in part, whether or not the Option was otherwise exercisable at the time such termination occurs. The Board of Managers shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which HeadHunters gives notice thereof to its members.

I.(D)  ADJUSTMENTS.
       Adjustments under this SECTION 9 related to Units or securities of HeadHunters shall be made by the Board of Managers, whose determination in that respect shall be final, binding, and conclusive.

I.(E)  NO LIMITATIONS ON HEADHUNTERS.
       The grant of Options pursuant to the Plan and this Option Agreement shall not affect or limit in any way the right or power of HeadHunters to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

10.    DISCLAIMER OF RIGHTS.
       No provision in this Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of HeadHunters or any Affiliate, or to interfere in any way with any contractual or other right or authority of HeadHunters or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment between any individual and HeadHunters or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, the Option shall not be affected by any change of duties or position of the Optionee (including a transfer to or from HeadHunters or an Affiliate), so long as such Optionee continues to be an employee of HeadHunters or an Affiliate.

11.    FORFEITURE OF RIGHTS.
       HeadHunters at any time shall have the right to cause a forfeiture of the rights of the Optionee on account of the Optionee taking actions in competition with HeadHunters. Unless otherwise specified in a written agreement between HeadHunters and the Optionee, the Optionee takes actions in competition with HeadHunters if he or she directly or indirectly owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for, any entity which has material operations which compete with any business in which HeadHunters is engaged during the Optionee's employment with HeadHunters or at the time of the Optionee's termination of employment.

12.    CAPTIONS.
       The use of captions in this Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of such Option Agreement.

13.    WITHHOLDING OF TAXES.
       HeadHunters shall have the right to deduct from payments of any kind otherwise due to an Optionee any federal, state, or local taxes of any kind required by law to be withheld with respect to any payments, distributions and property transferred under this Option Agreement. At the time of exercise, the Optionee shall pay to HeadHunters any amount that HeadHunters may reasonably determine to be necessary to satisfy such withholding obligation.

14.    SEVERABILITY.
       If any provision of the Plan or this Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions thereof and hereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.    INTERPRETATION OF THIS OPTION AGREEMENT.
       All decisions and interpretations made by HeadHunters or the Board of Managers with regard to any question arising under the Plan or this Option Agreement shall be final, binding and conclusive on HeadHunters and the Optionee and any other person entitled to exercise the Option as provided for herein.

16.    GOVERNING LAW.
       The validity and construction of this Option Agreement shall be governed by the laws of the State of Delaware.

17.    BINDING EFFECT.
       Subject to all restrictions provided for in this Option Agreement, the Plan and by applicable law limiting assignment and transfer of this Option Agreement and the Option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

18.    NOTICE.
       All notices or other communications which may be or are required to be given by any party to any other party pursuant to this Option Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including express delivery service), telecopier (fax) or telex, addressed as follows:

       IF TO HEADHUNTERS:

       HeadHunters, L.L.C.
       1430 Boundary Boulevard
       Suwanee, Georgia 30024
       FACSIMILE: 770/495-6363

       Attention: Board of Managers

       IF TO OPTIONEE:

       At the address set forth below under Optionee's name on the signature page of this Agreement.

       Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given. Each notice or other communication which shall be mailed, delivered or transmitted in the manner described above, shall be deemed sufficiently given for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of personal courier or, with respect to a telex, upon receipt of the answerback and with respect to a telecopy upon acknowledgment of receipt there of and in all cases at such time as delivery is refused by the addressee upon presentation.

19.    ENTIRE AGREEMENT.
       This Option Agreement and the Plan together constitute the entire agreement and supersede all Awards granted or entered into with the Optionee pursuant to the

HeadHunters, L.L.C. Employee Common Unit Option Plan and all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by HeadHunters and the Optionee, provided, however, that HeadHunters unilaterally may waive any provision- hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Option Agreement, or caused this Option Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.

HEADHUNTERS, L.L.C.                     OPTIONEE:

By:                                     Signature:
   ------------------------------                 ------------------------------

Name:                                   Name:
     ----------------------------            -----------------------------------

Title:                                  Address:
      ---------------------------               --------------------------------

                                                --------------------------------

                                                --------------------------------

EXHIBIT 1:  HEADHUNTERS, L.L.C. EMPLOYEE COMMON UNIT OPTION PLAN


                                     - 11 -